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                                                                 EXHIBIT 23(b)
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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 18, 1999 on the financial statements of Standard Parts and Equipment Corporation included in the Form 8-K/A of TriStar Aerospace Co. dated June 10, 1999 and to all references to our Firm included in this registration statement.



McCaslin & Company, P.C.
Ft. Worth, Texas
August 25, 1999



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